EXHIBIT 99.1

                                                                           DRAFT

                                        $
                                  (Approximate)
                                 GSAMP 2005-NC1
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates


Overview of the Offered Certificates
------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                 Estimated      Principal
                   Approximate        Primary      Expected        Initial          Avg.         Payment
                    Principal        Collateral     Credit       Pass-Through       Life         Window
Certificates       Balance (3)         Group       Support         Rate (4)      (yrs) (1)        (1)(2)          Ratings
---------------------------------------------------------------------------------------------------------------------------
A-1
A-2
M-1
M-2
M-3
B-1
Total
---------------------------------------------------------------------------------------------------------------------------

Not Offered Certificates
------------------------

---------------------------------------------------------------------------------------------------------------------------
B-2
B-3
B-4
---------------------------------------------------------------------------------------------------------------------------

(1) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(2) The Last Scheduled Distribution Date for the Certificates is the Distribution Date in [ - ].
(3) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(4) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.


Selected Mortgage Pool Data (5)
-------------------------------
---------------------------------------------------------------------------------------------------------------------------

                                                                Adjustable Rate           Fixed Rate             Aggregate

---------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                                       $444,936,930          $61,299,376          $506,236,306
Number of Mortgage Loans:                                                 2,179                  555                 2,734
Average Scheduled Principal Balance:                                   $204,193             $110,449              $185,163
Weighted Average Gross Coupon:                                           7.102%               7.805%                7.188%
Weighted Average Net Coupon: (6)                                         6.597%               7.300%                6.683%
Weighted Average Original FICO Score:                                       615                  643                   618
Weighted Average Original LTV Ratio:                                     80.42%               68.56%                78.98%
Weighted Average Combined Original LTV Ratio: (7)                        80.42%               81.79%                80.59%
Weighted Average Stated Remaining Term (months):                            358                  332                   355
Weighted Average Seasoning(months):                                           0                    0                     0
Weighted Average Months to Roll:                                             24                  N/A                    24
Weighted Average Gross Margin: (8)                                        5.53%                  N/A                 5.53%
Weighted Average Initial Rate Cap: (8)                                    1.53%                  N/A                 1.53%
Weighted Average Periodic Rate Cap: (8)                                   1.53%                  N/A                 1.53%
Weighted Average Gross Maximum Lifetime Rate: (8)                        14.09%                  N/A                14.09%
---------------------------------------------------------------------------------------------------------------------------

(5) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of December 1, 2004.
(6) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.
(7) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.
(8) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                           DRAFT

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated or acquired by New Century Mortgage Corporation ("New Century").

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of [-]%, and excess spread.

o     The Mortgage Loans will be serviced by Litton Loan Servicing, LP
      ("Litton").

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05NC1" and on Bloomberg as "GSAMP 05-NC1".

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date: February 28, 2004

Cut-off Date:          February 1, 2004

Statistical
Calculation Date:      January 1, 2004

Expected Pricing Date: On or before February 15, 2005

First Distribution
Date:                  March 25, 2005


Key Terms
---------

Offered Certificates:   Class A, Class M, and Class B-1 Certificates

Class A Certificates:   Class A-1 Certificates and Class A-2 Certificates

Class M Certificates:   Class M-1, Class M-2, and Class M-3 Certificates

Class B Certificates:   Class B-1, Class B-2, Class B-3 and Class B-4
                        Certificates

LIBOR Certificates:     Offered Certificates, Class B-2, Class B-3 and Class B-4
                        Certificates

Depositor:              GS Mortgage Securities Corp.

Lead Manager:           Goldman, Sachs & Co.

Servicer:               Litton Loan Servicing, LP

Trustee:                Deutsche Bank National Trust Company

Servicing Fee:          50 bps

Trustee Fee:            0.54 bps

Distribution Date:      25th day of the month or the following Business Day

Record Date:            For any Distribution Date, the last Business Day of the
                        accrual period

Delay Days:             0 day delay on all Certificates

Prepayment Period:      The calendar month prior to the Distribution Date

Due Period:             The period commencing on the second day of the calendar
                        month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                           DRAFT

Day Count:              Actual/360 basis

Interest Accrual        The prior Distribution Date to the day prior to the
Period:                 current Distribution Date except for the initial accrual
                        period for which interest will accrue from the Closing
                        Date.

Pricing Prepayment      Adjustable rate mortgage loans: CPR starting at 5% CPR
Assumption:             in the first month of the mortgage loan (i.e. loan age)
                        and increasing to 28% CPR in month 12 (an approximate
                        2.091% increase per month), and remaining at 28% CPR thereafter. Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e.
                        loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Group I Mortgage Loans: Approximately $[ - ] of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac

Group II Mortgage       Approximately $[ - ] of Mortgage Loans with original
Loans:                  principal balances that may or may not conform to the
                        original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac

Mortgage Loans:         The Trust will consist of sub-prime, fixed rate and
                        adjustable rate, first lien and second lien residential mortgage loans.

Excess Spread:          The initial weighted average net coupon of the mortgage
                        pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner:

                        Initial Gross WAC (1):                          %

                          Less Fees & Expenses (2):                     %
                                                                 ---------------
                        Net WAC (1):                                    %

                          Less Initial LIBOR Certificate Coupon
                          (Approx.)(1)(3):                              %
                                                                 ---------------
                        Initial Excess Spread (1):                      %

                        (1) This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                        (2)   Includes the Servicing Fee and Trustee Fee.

                        (3) Assumes 1-month LIBOR equal to [-]%, initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:     Yes as to principal and interest, subject to
                        recoverability

Compensating Interest:  The Servicer shall provide Compensating Interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary Principal Prepayments on the Mortgage Loans during the related Prepayment Period and (B) one-half its aggregate Servicing Fee received for the related Distribution Date.

Optional Clean-up Call: The transaction has a 10% optional clean-up call.

Rating Agencies:        Standard & Poor's Ratings Group and Fitch, Inc. will
                        rate all the Offered Certificates

Minimum Denomination:   $25,000 with regard to Class A Certificates, and
                        $250,000 with regard to the Class M and B Certificates.

Legal Investment:       It is anticipated that no Offered Certificates will be
                        SMMEA eligible.

ERISA Eligible:         Underwriter's exemption is expected to apply to all
                        Offered Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment:          All Offered Certificates represent REMIC regular
                        interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                           DRAFT

Prospectus:             The Offered Certificates will be offered pursuant to a
                        prospectus supplemented by a prospectus supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                        Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                        PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                           DRAFT

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-Up Call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) [-]% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal [ - ]% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Class Certificate Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate Class Certificate Balances of the Class A Certificates have been reduced to zero and
(B) the later to occur of:

(x) the Distribution Date occurring in March 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to [-]%.

-----------------------------------------------------------------------------
          Class             Initial Subordination        Step-Down Date
                                  Percentage               Percentage
-----------------------------------------------------------------------------
            A
-----------------------------------------------------------------------------
           M-1
-----------------------------------------------------------------------------
           M-2
-----------------------------------------------------------------------------
           M-3
-----------------------------------------------------------------------------
           B-1
-----------------------------------------------------------------------------
           B-2
-----------------------------------------------------------------------------
           B-3
-----------------------------------------------------------------------------
           B-4
-----------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                           DRAFT

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [-]% of the prior period's Senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

------------------------------------------------------------------------------------------------------------------------------------
            Distribution Dates                                        Cumulative Realized Loss Percentage
------------------------------------------------------------------------------------------------------------------------------------
        March 2008 - February 2009           [-]% for the first month, plus an additional 1/12th of [-]% for each month thereafter
                                                                  (e.g., approximately [-]% in December 2007)
------------------------------------------------------------------------------------------------------------------------------------
        March 2009 - February 2010           [-]% for the first month, plus an additional 1/12th of [-]% for each month thereafter
                                                                  (e.g., approximately [-]% in December 2008)
------------------------------------------------------------------------------------------------------------------------------------
        March 2010 - February 2011           [-]% for the first month, plus an additional 1/12th of [-]% for each month thereafter
                                                                  (e.g., approximately [-]% in December 2009)
------------------------------------------------------------------------------------------------------------------------------------
         March 2011 and thereafter                                                    [-]%
------------------------------------------------------------------------------------------------------------------------------------

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the Optional Clean-Up Call date is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                           DRAFT

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the servicing and trustee fee rates (calculated on an actual/360 day count basis).

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Loan Group I Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and the Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and the Trustee Fee Rate (calculated on an actual/360 day basis).

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, the supplemental interest amount for each class will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable Pass-Through Rate (without regard to the Loan Group I Cap, the Loan Group II Cap, or the WAC Cap) over interest due on such class of Certificates at a rate equal to their capped Pass-Through Rate, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such Certificates' applicable Pass-Through Rate (without regard to the Loan Group I Cap, Loan Group II Cap or the WAC Cap). In the event any class of certificates is no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i)     Concurrently,

        (a) from the Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest allocated pro rata based on Class Certificate Balance from prior Distribution Dates; and

        (b) from the Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2, Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest allocated pro rata based on Class Certificate Balance from prior Distribution Dates, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                           DRAFT

Principal Distributions on the LIBOR Certificates.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)     Concurrently,

        (a) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until their respective Class Certificate Balances have been reduced to zero,

        (b) to the Class A-2 Certificates, the Group II Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

        provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the Class Certificate Balance of any class of Class A certificates is reduced to zero, then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their respective Class Certificate Balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)     Concurrently,

        (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount, determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective Class Certificate Balances have been reduced to zero,

        (b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount, determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective Class Certificate Balances have been reduced to zero, provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the Class Certificate Balance of any class of Class A certificates is reduced to zero, then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their Class Certificate Balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero, and


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                           DRAFT

(vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero.

(viii) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate Certificate Principal Balances of the Class M-1, M-2, M-3, B-1, B-2, B-3, B-4 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates and the Class A-2 Certificates, based on their respective Certificate Principal Balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

(i)     to the Class M-1 Certificates, their unpaid interest shortfall amount,

(ii)    to the Class M-2 Certificates, their unpaid interest shortfall amount,

(iii)   to the Class M-3 Certificates, their unpaid interest shortfall amount,

(iv)    to the Class B-1 Certificates, their unpaid interest shortfall amount,

(v)     to the Class B-2 Certificates, their unpaid interest shortfall amount,

(vi)    to the Class B-3 Certificates, their unpaid interest shortfall amount,

(vii)   to the Class B-4 Certificates, their unpaid interest shortfall amount,

(viii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, pro rata relative to the respective initial Class Certificate Balances of the Class A Certificates,

(ix) sequentially, to Classes M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Certificates any Basis Risk Carry Forward Amount for such classes

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-4 Certificates, fourth to the Class B-3 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-1 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2, and nineth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its Class Certificate Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates until the last Distribution Date.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Accrued Certificate Interest. For any Distribution Date and each class of LIBOR Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related Pass-Through



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                           DRAFT

Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Class Certificate Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately [-]% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                           DRAFT

Distribution Amount on such Distribution Date) and (B) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately [-]% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Class Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately [-]% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Class Certificate Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately [-]% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Class Certificate Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately [-]% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (F) the Class Certificate Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately [-]% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                           DRAFT

Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (G) the Class Certificate Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately [-]% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class B-3 after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (H) the Class Certificate Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately [-]% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                           DRAFT

Remaining Prepayment Penalty Term by Product Type(1)
-------------------------------------------------

Product                    No Penalty     0-12 Months     13-24 Months     25-36 Months         Total
--------------------    ------------     -----------     ------------     -----------      ------------
25LIB1M/IO/10YR            $9,813,067              $0               $0              $0        $9,813,067
2/28 ARM                   86,430,537       9,761,071      313,807,584               0       409,999,193
3/27 ARM                    6,438,263         488,200          692,750      17,505,458        25,124,671
Fixed                      17,004,826       4,729,545        4,609,233      34,955,773        61,299,376
---------------------    ------------     -----------     ------------     -----------      ------------
TOTAL                    $119,686,693     $14,978,816     $319,109,567     $52,461,230      $506,236,306
=====================    ============     ===========     ============     ===========      ============



 Product                   No Penalty        0-12 Months        13-24 Months      25-36 Months
---------------------      -----------       -------------      -------------     -------------
25LIB1M/IO/10YR                  1.94%              0.00%               0.00%             0.00%
2/28 ARM                        17.07               1.93               61.99              0.00
3/27 ARM                         1.27               0.10                0.14              3.46
Fixed                            3.36               0.93                0.91              6.91
---------------------      -----------       ------------       -------------         ---------
TOTAL                           23.64%              2.96%              63.04%            10.36%
=====================      ===========       ============       =============         =========


(1) All percentages calculated herein are percentages of scheduled principal balance as of the December 1, 2004 unless otherwise noted.




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                           DRAFT

Selected Mortgage Loan Data(1)
---------------------------

                       The Mortgage Loans - All Collateral


 Scheduled Principal Balance:                                     $506,236,306
 Number of Mortgage Loans:                                               2,734
 Average Scheduled Principal Balance:                                 $185,163
 Weighted Average Gross Coupon:                                         7.188%
 Weighted Average Net Coupon: (2)                                       6.683%
 Weighted Average Current FICO Score:                                      618
 Weighted Average Original LTV Ratio:                                   78.98%
 Weighted Average Combined Original LTV Ratio: (3)                      80.59%
 Weighted Average Stated Remaining Term (months):                          355
 Weighted Average Seasoning(months):                                         1
 Weighted Average Months to Roll: (4)                                       24
 Weighted Average Gross Margin: (4)                                      5.53%
 Weighted Average Initial Rate Cap: (4)                                  1.53%
 Weighted Average Periodic Rate Cap: (4)                                 1.53%
 Weighted Average Gross Maximum Lifetime Rate: (4)                      14.09%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of December 1, 2004.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.
(3) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.
(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.



                    Distribution by Current Principal Balance


                                                                                                 Weighted
                                                Pct. Of     Weighted    Weighted                   Avg.
                                                Pool By       Avg.        Avg.         Avg.      Combined                    Pct.
Current Principal      Number       Principal  Principal     Gross      Current      Principal   Original       Pct.        Owner
     Balance          of Loans       Balance    Balance      Coupon       FICO        Balance       LTV       Full Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below         131      $  4,739,016     0.94%     10.347%       623        $ 36,176       89.06%      61.22%     100.00%
$50,001 - $75,000       263        16,785,610     3.32       8.352        602          63,824       80.52       71.00       93.66
$75,001 - $100,000      336        29,748,684     5.88       7.715        599          88,538       79.80       72.29       95.86
$100,001 - $125,000     367        41,536,205     8.20       7.462        601         113,178       79.12       74.67       96.51
$125,001 - $150,000     284        39,052,443     7.71       7.375        605         137,509       79.42       74.50       94.67
$150,001 - $200,000     423        74,063,023    14.63       7.178        603         175,090       78.09       67.04       96.47
$200,001 - $250,000     293        65,467,318    12.93       7.089        617         223,438       78.72       58.71       94.56
$250,001 - $300,000     213        58,281,604    11.51       7.032        619         273,623       80.91       52.83       94.00
$300,001 - $350,000     125        40,318,679     7.96       6.940        625         322,549       81.85       30.42       93.73
$350,001 - $400,000     103        38,903,046     7.68       6.881        635         377,699       84.25       34.13       95.42
$400,001 & Above        196        97,340,679    19.23       6.872        641         496,636       82.49       24.72       93.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,734      $506,236,306   100.00%      7.188%       618        $185,163       80.59%      52.33%      94.83%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                           DRAFT

                          Distribution by Current Rate

                                                                                                 Weighted
                                                Pct. Of     Weighted    Weighted                   Avg.
                                                Pool By       Avg.        Avg.         Avg.      Combined                    Pct.
                       Number       Principal  Principal     Gross      Current      Principal   Original       Pct.        Owner
Current Rate          of Loans       Balance    Balance      Coupon       FICO        Balance       LTV       Full Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below             4      $  1,465,910     0.29%      4.890%       727        $366,478       82.70%      31.86%     100.00%
5.00 - 5.49%             24         9,167,488     1.81       5.320        719         381,979       79.93       40.01       96.92
5.50 - 5.99%             56        15,088,036     2.98       5.868        661         269,429       79.05       70.25      100.00
6.00 - 6.49%            318        71,592,259    14.14       6.344        643         225,133       78.99       55.81       99.13
6.50 - 6.99%            831       177,319,479    35.03       6.731        628         213,381       80.44       52.28       94.18
7.00 - 7.49%            434        79,534,061    15.71       7.228        616         183,258       79.99       48.69       93.05
7.50 - 7.99%            416        72,662,046    14.35       7.719        596         174,668       82.20       48.23       93.47
8.00 - 8.49%            212        34,089,501     6.73       8.207        567         160,800       78.89       54.92       94.01
8.50 - 8.99%            155        22,410,847     4.43       8.710        561         144,586       81.19       65.42       92.28
9.00% & Above           284        22,906,679     4.52      10.291        599          80,657       86.72       45.25       96.10
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,734      $506,236,306   100.00%      7.188%       618        $185,163       80.59%      52.33%      94.83%
===================================================================================================================================


                          Distribution by Credit Score

                                                                                                 Weighted
                                                Pct. Of     Weighted    Weighted                   Avg.
                                                Pool By       Avg.        Avg.         Avg.      Combined                    Pct.
                       Number       Principal  Principal     Gross      Current      Principal   Original       Pct.        Owner
Credit Score          of Loans       Balance    Balance      Coupon       FICO        Balance       LTV       Full Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above              59      $ 15,515,582     3.06%      6.590%       760        $262,976       84.77%      31.18%      87.77%
720 - 739                48        12,416,947     2.45       6.748        728         258,686       85.57       21.42       83.05
700 - 719                84        19,495,569     3.85       6.820        709         232,090       85.51       17.35       88.10
680 - 699               119        28,302,211     5.59       6.800        689         237,834       84.67       27.31       90.44
660 - 679               237        45,856,055     9.06       6.981        668         193,485       84.19       36.36       90.53
640 - 659               363        67,109,040    13.26       7.027        649         184,873       84.78       39.92       94.80
620 - 639               390        76,266,066    15.07       6.962        630         195,554       82.80       52.56       95.44
600 - 619               335        52,173,211    10.31       7.258        611         155,741       82.08       56.41       95.44
580 - 599               286        56,630,062    11.19       7.168        589         198,007       80.43       53.08       98.07
560 - 579               160        27,962,493     5.52       7.222        569         174,766       74.81       71.51       96.78
540 - 559               213        36,905,835     7.29       7.578        550         173,267       72.88       69.88       97.33
520 - 539               224        35,393,707     6.99       7.799        529         158,008       72.54       83.16       99.58
500 - 519               216        32,209,528     6.36       8.143        509         149,118       71.52       87.08       99.05
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,734      $506,236,306   100.00%      7.188%       618        $185,163       80.59%      52.33%      94.83%
===================================================================================================================================


                              Distribution by Lien

                                                                                                 Weighted
                                                Pct. Of     Weighted    Weighted                   Avg.
                                                Pool By       Avg.        Avg.         Avg.      Combined                    Pct.
                       Number       Principal  Principal     Gross      Current      Principal   Original       Pct.        Owner
Lien                  of Loans       Balance    Balance      Coupon       FICO        Balance       LTV       Full Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1                     2,546      $496,039,430    97.99%      7.107%       617        $194,831       80.20%      52.55%      94.73%
2                       188        10,196,876     2.01      11.090        653          54,239       99.38       41.73      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,734      $506,236,306   100.00%      7.188%       618        $185,163       80.59%      52.33%      94.83%
===================================================================================================================================


                      Distribution by Combined Original LTV

                                                                                                 Weighted
                                                Pct. Of     Weighted    Weighted                   Avg.
                                                Pool By       Avg.        Avg.         Avg.      Combined                    Pct.
  Combined             Number       Principal  Principal     Gross      Current      Principal   Original       Pct.        Owner
Original LTV          of Loans       Balance    Balance      Coupon       FICO        Balance       LTV       Full Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below          191      $ 29,390,957     5.81%      7.046%       581        $153,879       49.94%      64.34%      94.46%
60.01 - 70.00%          283        49,850,732     9.85       7.383        571         176,151       66.79       61.05       94.62
70.01 - 80.00%        1,196       224,339,934    44.32       7.018        614         187,575       78.45       60.17       96.18
80.01 - 85.00%          200        42,069,985     8.31       6.999        622         210,350       84.55       30.12       94.58
85.01 - 90.00%          396        92,157,056    18.20       7.157        636         232,720       89.71       36.27       88.24
90.01 - 95.00%          239        50,440,059     9.96       7.157        652         211,046       94.70       49.85       99.69
95.01 - 100.00%         229        17,987,584     3.55       9.671        660          78,548       99.93       51.96      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,734      $506,236,306   100.00%      7.188%       618        $185,163       80.59%      52.33%      94.83%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                           DRAFT

                          Distribution by Original LTV

                                                                                                 Weighted
                                                Pct. Of     Weighted    Weighted                   Avg.
                                                Pool By       Avg.        Avg.         Avg.      Combined                    Pct.
                       Number       Principal  Principal     Gross      Current      Principal   Original       Pct.        Owner
Original LTV          of Loans       Balance    Balance      Coupon       FICO        Balance       LTV       Full Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below          377      $ 39,541,833     7.81%      8.084%       600        $104,885       62.72%      58.53%      95.89%
60.01 - 70.00%          283        49,850,732     9.85       7.383        571         176,151       66.79       61.05       94.62
70.01 - 80.00%        1,195       224,289,934    44.31       7.017        614         187,690       78.45       60.16       96.18
80.01 - 85.00%          200        42,069,985     8.31       6.999        622         210,350       84.55       30.12       94.58
85.01 - 90.00%          395        92,101,156    18.19       7.155        636         233,167       89.71       36.29       88.23
90.01 - 95.00%          237        50,331,741     9.94       7.149        652         212,370       94.70       49.87       99.69
95.01 - 100.00%          47         8,050,926     1.59       7.922        669         171,296       99.89       64.73      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,734      $506,236,306   100.00%      7.188%       618        $185,163       80.59%      52.33%      94.83%
===================================================================================================================================


                          Distribution by Documentation

                                                                                                 Weighted
                                                Pct. Of     Weighted    Weighted                   Avg.
                                                Pool By       Avg.        Avg.         Avg.      Combined                    Pct.
                       Number       Principal  Principal     Gross      Current      Principal   Original       Pct.        Owner
Documentation         of Loans       Balance    Balance      Coupon       FICO        Balance       LTV       Full Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc              1,682      $264,917,936    52.33%      7.170%       597        $157,502       78.91%      100.00%     96.46%
Stated Doc              941       218,530,078    43.17       7.228        644         232,232       82.70        0.00       92.71
Limited Doc             111        22,788,292     4.50       7.006        607         205,300       79.73        0.00       96.28
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,734      $506,236,306   100.00%      7.188%       618        $185,163       80.59%      52.33%      94.83%
===================================================================================================================================


                             Distribution by Purpose

                                                                                                 Weighted
                                                Pct. Of     Weighted    Weighted                   Avg.
                                                Pool By       Avg.        Avg.         Avg.      Combined                    Pct.
                       Number       Principal  Principal     Gross      Current      Principal   Original       Pct.        Owner
Purpose               of Loans       Balance    Balance      Coupon       FICO        Balance       LTV       Full Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi          1,640      $304,866,845    60.22%      7.206%       598        $185,894       78.14%      59.74%      96.52%
Purchase                917       175,785,341    34.72       7.139        654         191,696       84.85       37.78       92.15
Refi-no Cashout         177        25,584,120     5.05       7.300        610         144,543       80.39       64.03       93.16
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,734      $506,236,306   100.00%      7.188%       618        $185,163       80.59%      52.33%      94.83%
===================================================================================================================================


                            Distribution by Occupancy

                                                                                                 Weighted
                                                Pct. Of     Weighted    Weighted                   Avg.
                                                Pool By       Avg.        Avg.         Avg.      Combined                    Pct.
                       Number       Principal  Principal     Gross      Current      Principal   Original       Pct.        Owner
Occupancy             of Loans       Balance    Balance      Coupon       FICO        Balance       LTV       Full Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Primary Residence     2,606      $480,081,708    94.83%      7.179%       616        $184,222       80.57%      53.23%     100.00%
Investment Property     109        21,209,949     4.19       7.410        658         194,587       80.40       35.54        0.00
Second Home              19         4,944,649     0.98       7.043        663         260,245       83.21       37.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,734      $506,236,306   100.00%      7.188%       618        $185,163       80.59%      52.33%      94.83%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                           DRAFT

                          Distribution by Property Type

                                                                                                 Weighted
                                                Pct. Of     Weighted    Weighted                   Avg.
                                                Pool By       Avg.        Avg.         Avg.      Combined                    Pct.
                       Number       Principal  Principal     Gross      Current      Principal   Original       Pct.        Owner
Property Type         of Loans       Balance    Balance      Coupon       FICO        Balance       LTV       Full Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
One                   2,100      $367,270,983    72.55%      7.199%       613        $174,891       80.12%      55.00%      96.31%
2-4 Unit                190        48,855,065     9.65       7.232        651         257,132       83.11       27.66       81.16
Pud-detached            223        47,487,446     9.38       7.195        615         212,948       81.84       53.75       97.74
Condo                   174        33,808,677     6.68       7.079        628         194,303       80.20       53.65       93.18
Pud-attached             44         8,422,085     1.66       6.847        634         191,411       80.75       65.22      100.00
Modular Home              3           392,050     0.08       7.029        653         130,683       81.22       64.29      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,734      $506,236,306   100.00%      7.188%       618        $185,163       80.59%      52.33%      94.83%
===================================================================================================================================


                              Distribution by State

                                                                                                 Weighted
                                                Pct. Of     Weighted    Weighted                   Avg.
                                                Pool By       Avg.        Avg.         Avg.      Combined                    Pct.
                       Number       Principal  Principal     Gross      Current      Principal   Original       Pct.        Owner
State                 of Loans       Balance    Balance      Coupon       FICO        Balance       LTV       Full Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------

CA                      696      $183,505,085    36.25%      6.928%       625        $263,657       79.21%      43.84%      95.06%
FL                      234        36,426,467     7.20       7.339        601         155,669       81.07       60.51       94.27
NY                      111        28,164,645     5.56       7.151        640         253,736       82.31       23.07       95.15
NJ                       95        22,898,682     4.52       7.342        631         241,039       83.74       32.39       91.07
NV                       91        17,679,467     3.49       7.434        596         194,280       76.33       60.77       96.80
TX                      147        16,030,222     3.17       7.367        620         109,049       80.22       55.37       94.21
WA                       84        15,401,940     3.04       7.000        626         183,356       81.35       56.89       92.61
IL                       97        14,950,644     2.95       7.238        626         154,130       82.47       72.19       94.92
MA                       67        14,896,422     2.94       7.294        611         222,335       82.28       50.97       95.97
MD                       64        11,816,853     2.33       7.379        596         184,638       77.70       75.98       94.35
Other                 1,048       144,465,880    28.54       7.400        611         137,849       81.72       64.21       95.20
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,734      $506,236,306   100.00%      7.188%       618        $185,163       80.59%      52.33%      94.83%
===================================================================================================================================


                               Distribution by Zip

                                                                                                 Weighted
                                                Pct. Of     Weighted    Weighted                   Avg.
                                                Pool By       Avg.        Avg.         Avg.      Combined                    Pct.
                       Number       Principal  Principal     Gross      Current      Principal   Original       Pct.        Owner
 Zip                  of Loans       Balance    Balance      Coupon       FICO        Balance       LTV       Full Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
91745                     5      $  1,926,915     0.38%      6.847%       593        $385,383       80.69%      31.71%     100.00%
11236                     6         1,836,084     0.36       6.742        660         306,014       84.82       35.46      100.00
92336                     7         1,766,545     0.35       6.981        622         252,364       77.55       41.14       80.17
93550                     8         1,661,769     0.33       6.857        635         207,721       78.59       37.15      100.00
07047                     4         1,538,400     0.30       7.194        661         384,600       86.61        0.00       77.17
90745                     5         1,508,450     0.30       6.389        585         301,690       73.19       67.18      100.00
89052                     3         1,477,811     0.29       7.236        563         492,604       73.02        0.00      100.00
95828                     5         1,346,879     0.27       6.736        636         269,376       86.57       67.04      100.00
91765                     3         1,296,573     0.26       6.310        648         432,191       79.14       30.54      100.00
91342                     5         1,265,819     0.25       6.561        635         253,164       79.12        0.00      100.00
Other                 2,683       490,611,062    96.91       7.200        618         182,859       80.61       52.99       94.81
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,734      $506,236,306   100.00%      7.188%       618        $185,163       80.59%      52.33%      94.83%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                           DRAFT

                  Distribution by Remaining Months to Maturity

                                                                                                 Weighted
                                                Pct. Of     Weighted    Weighted                   Avg.
Remaining                                       Pool By       Avg.        Avg.         Avg.      Combined                    Pct.
Months To              Number       Principal  Principal     Gross      Current      Principal   Original       Pct.        Owner
Maturity              of Loans       Balance    Balance      Coupon       FICO        Balance       LTV       Full Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                  52      $  5,216,897     1.03%      7.386%       648        $100,325       75.99%      55.16%     100.00%
181 - 240               126         6,236,091     1.23       9.587        634          49,493       91.61       60.66      100.00
241 - 360             2,556       494,783,318    97.74       7.155        618         193,577       80.50       52.20       94.71
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,734      $506,236,306   100.00%      7.188%       618        $185,163       80.59%      52.33%      94.83%
===================================================================================================================================


                        Distribution by Amortization Type

                                                                                                 Weighted
                                                Pct. Of     Weighted    Weighted                   Avg.
                                                Pool By       Avg.        Avg.         Avg.      Combined                    Pct.
                       Number       Principal  Principal     Gross      Current      Principal   Original       Pct.        Owner
Amortization Type     of Loans       Balance    Balance      Coupon       FICO        Balance       LTV       Full Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM              1,721      $334,950,114    66.16%      7.278%       600        $194,625       80.16%      52.24%      94.46%
2/28 ARM IO             292        75,049,079    14.82       6.627        662         257,017       81.79       49.01       98.43
Fixed                   555        61,299,376    12.11       7.805        643         110,449       81.79       59.72       94.54
3/27 ARM                121        20,177,058     3.99       7.093        617         166,753       79.22       53.19       86.22
25LIB1M/IO/10YR IO       24         9,813,067     1.94       5.287        732         408,878       81.91       29.82       97.12
3/27 ARM IO              21         4,947,613     0.98       6.047        672         235,601       79.06       58.77      100.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total:               2,734      $506,236,306   100.00%      7.188%       618        $185,163       80.59%      52.33%      94.83%
===================================================================================================================================


                      Distribution by Initial Periodic Cap

                                                                                                 Weighted
                                                Pct. Of     Weighted    Weighted                   Avg.
                                                Pool By       Avg.        Avg.         Avg.      Combined                    Pct.
   Initial             Number       Principal  Principal     Gross      Current      Principal   Original       Pct.        Owner
Periodic Cap          of Loans       Balance    Balance      Coupon       FICO        Balance       LTV       Full Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.00%                    13      $  1,788,734     0.35%      7.311%       602        $137,595       80.05%      68.74%      78.26%
1.50%                 2,142       433,335,129    85.60       7.143        612         202,304       80.39       51.73       94.89
3.00%                    24         9,813,067     1.94       5.287        732         408,878       81.91       29.82       97.12
NA                      555        61,299,376    12.11       7.805        643         110,449       81.79       59.72       94.54
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,734      $506,236,306   100.00%      7.188%       618        $185,163       80.59%      52.33%      94.83%
===================================================================================================================================


                          Distribution by Periodic Cap

                                                                                                 Weighted
                                                Pct. Of     Weighted    Weighted                   Avg.
                                                Pool By       Avg.        Avg.         Avg.      Combined                    Pct.
                       Number       Principal  Principal     Gross      Current      Principal   Original       Pct.        Owner
Periodic Cap          of Loans       Balance    Balance      Coupon       FICO        Balance       LTV       Full Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.00%                    13      $  1,788,734     0.35%      7.311%       602        $137,595       80.05%      68.74%      78.26%
1.50%                 2,142       433,335,129    85.60       7.143        612         202,304       80.39       51.73       94.89
3.00%                    24         9,813,067     1.94       5.287        732         408,878       81.91       29.82       97.12
NA                      555        61,299,376    12.11       7.805        643         110,449       81.79       59.72       94.54
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,734      $506,236,306   100.00%      7.188%       618        $185,163       80.59%      52.33%      94.83%
===================================================================================================================================


                      Distribution by Months to Rate Reset

                                                                                                 Weighted
                                                Pct. Of     Weighted    Weighted                   Avg.
                                                Pool By       Avg.        Avg.         Avg.      Combined                    Pct.
Months To              Number       Principal  Principal     Gross      Current      Principal   Original       Pct.        Owner
Rate Reset            of Loans       Balance    Balance      Coupon       FICO        Balance       LTV       Full Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1-12                     21      $  8,436,342     1.67%      5.280%       734        $401,731       82.46%      30.68%      96.65%
13 - 24               2,005       408,544,313    80.70       7.160        611         203,763       80.44       51.64       95.19
25 - 36                 150        26,579,551     5.25       6.892        629         177,197       79.53       54.30       89.15
NA                      558        62,676,101    12.38       7.751        644         112,323       81.72       58.94       94.66
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,734      $506,236,306   100.00%      7.188%       618        $185,163       80.59%      52.33%      94.83%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                           DRAFT

                        Distribution by Life Maximum Rate

                                                                                                 Weighted
                                                Pct. Of     Weighted    Weighted                   Avg.
                                                Pool By       Avg.        Avg.         Avg.      Combined                    Pct.
    Life               Number       Principal  Principal     Gross      Current      Principal   Original       Pct.        Owner
Maximum Rate          of Loans       Balance    Balance      Coupon       FICO        Balance       LTV       Full Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
12.00 - 12.49%           32      $ 11,404,898     2.25%      5.300%       717        $356,403       80.16%      39.62%      97.52%
12.50 - 12.99%           60        15,398,141     3.04       5.924        659         256,636       79.24       70.28      100.00
13.00 - 13.49%          291        68,047,511    13.44       6.338        643         233,840       79.35       53.86       99.08
13.50 - 13.99%          666       151,124,921    29.85       6.733        625         226,914       81.09       50.23       93.96
14.00 - 14.49%          362        70,644,326    13.95       7.232        611         195,150       80.09       47.26       92.57
14.50 - 14.99%          359        64,728,399    12.79       7.720        590         180,302       82.35       48.02       94.48
15.00 - 15.49%          191        31,781,558     6.28       8.212        565         166,396       78.67       53.17       94.81
15.50 - 15.99%          134        20,214,425     3.99       8.704        557         150,854       80.44       65.58       91.97
16.00% & Above           84        11,592,750     2.29       9.679        551         138,009       75.78       49.90       94.07
NA                      555        61,299,376    12.11       7.805        643         110,449       81.79       59.72       94.54
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,734      $506,236,306   100.00%      7.188%       618        $185,163       80.59%      52.33%      94.83%
===================================================================================================================================


                             Distribution by Margin

                                                                                                 Weighted
                                                Pct. Of     Weighted    Weighted                   Avg.
                                                Pool By       Avg.        Avg.         Avg.      Combined                    Pct.
                       Number       Principal  Principal     Gross      Current      Principal   Original       Pct.        Owner
   Margin             of Loans       Balance    Balance      Coupon       FICO        Balance       LTV       Full Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below            33      $ 12,354,937     2.44%      5.606%       717        $374,392       81.35%      28.68%      97.71%
5.00 - 5.49%            764       145,628,407    28.77       6.953        615         190,613       81.26       73.79       94.38
5.50 - 5.99%          1,010       225,415,635    44.53       7.082        624         223,184       81.99       33.03       94.16
6.00 - 6.49%            221        38,168,919     7.54       7.704        567         172,710       74.82       64.13       97.93
6.50 - 6.99%            134        20,850,482     4.12       7.910        550         155,601       69.03       77.87       98.09
7.00% & Above            17         2,518,550     0.50       9.142        549         148,150       65.34       84.76      100.00
NA                      555        61,299,376    12.11       7.805        643         110,449       81.79       59.72       94.54
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,734      $506,236,306   100.00%      7.188%       618        $185,163       80.59%      52.33%      94.83%
===================================================================================================================================





This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.